                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           May 14, 1996
                                                --------------------------------


                         CHART HOUSE ENTERPRISES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                         1-9684              33-0147725
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(State of other jurisdiction of         (Commission         (I.R.S. Employer
Incorporation or organization)          File Number)       Identification No.)


        115 South Acacia Avenue, Solana Beach, California   92075-1803
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            (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code        (619) 755-8281
                                                  ------------------------------


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        (Former name or former address, if changed since last report.)

Item 2.      Acquisition or Disposition of Assets.

     On March 18, 1996, Chart House Enterprises, Inc. (the "Company") signed definitive agreements for the sale of a 75% interest in its Islands restaurants operations to two affiliated partnerships of Islands Restaurants, L.P., the owner/licensor of the Islands concept, for a total sale price of $23 million in notes.

     On May 14, 1996, the sale of the business was completed.

     Islands California/Arizona LP acquired the Company's 12 Islands restaurants located in California and Arizona for a price of $20 million, represented by a 9% secured note in that amount issued by its general partner. As part of the transaction, Islands Florida LP purchased the Company's six Islands restaurants in Florida for a $3 million 9% secured note. The notes are payable over a 20-year amortization period, with the remaining principal balances due at the end of 15 years. The terms of the $3 million note allow for adjusted payments (either increased or decreased) depending on available cash flows of the Florida partnership.

     In accordance with the agreements, the Company retained most current assets and current liabilities as of the date of closing related to the Islands restaurants operations, except as specifically provided in the agreements.
These accounts will be collected and paid in the normal course as they come due. Islands California/Arizona LP and Islands Florida LP will reimburse the Company for certain current items, such as cash reserves, inventories and prepaid expenses, within 45 days from the closing date of the transaction.

     The Company will retain a 25% interest as a limited partner in both of the partnerships, and will be entitled to periodic distributions based on available cash flows, as provided in the agreements.

     As part of the transaction, the existing area development and license agreement and management agreement between the Company's subsidiary, Islands Restaurants, Inc. and Islands Restaurants, L.P. terminated, thereby relieving the Company of its obligation to continue developing Islands restaurants, and reverting the license and development rights back to Islands Restaurants, L.P., which also reassumed responsibility for managing its 15 Islands restaurants in the Los Angeles and Dallas markets as well as the new restaurants acquired from the Company.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     The following Pro Forma financial information is filed as a part of this report:
     Unaudited Pro Forma Condensed Balance Sheet as of April 1, 1996.
     Unaudited Pro Forma Condensed Income Statement for the Thirteen Weeks Ended
      April 1, 1996.
     Unaudited Pro Forma Condensed Income Statement for the Year Ended December
      31, 1995.
     Notes to Unaudited Pro Forma Condensed Financial Statements.

     (b) Pro Forma Financial Information.

          The unaudited pro forma condensed balance sheet as of April 1, 1996 gives effect to the disposition had it occurred on April 1, 1996. The unaudited pro forma condensed income statements for the thirteen weeks ended April 1, 1996 and year ended December 31, 1995 give effect to the disposition had it occurred at the beginning of these respective periods.

          The pro forma balance sheet and income statements have been prepared utilizing the Company's audited consolidated financial statements as of and for the year ended December 31, 1995 and the unaudited interim consolidated financial statements as of and for the thirteen weeks ended April 1, 1996. The financial statements and results of the Islands restaurants operations for the respective periods are unaudited.

          The unaudited pro forma condensed financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the disposition taken place on the dates indicated. In addition, it should be noted that the Company's financial statements will reflect the disposition only from May 14, 1996, the closing date of the transaction.

          The unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements and related notes of the Company.

     (c)  Exhibits.

          Exhibit No. 10.18(1)  Asset Purchase Agreement dated as of March 18,
                                1996 by and between Islands Restaurants, Inc. and Islands Florida LP (with attached Form of Promissory Note)*

                           (2) Partnership Interest Purchase Agreement dated as of March 18, 1996 by and between Islands Restaurants, Inc. and Islands CA/AZ Holdings LP (with attached Form of Promissory Note)*

                           (3)  Termination of License Agreement.

                           (4)  Termination of Management Agreement.

          * Filed as an exhibit to Form 10-Q for the quarterly period ended April 1, 1996.

                                   SIGNATURES
                                   ----------


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CHART HOUSE ENTERPRISES, INC. (Registrant)



Date:  May 28, 1996           By: /s/ HAROLD E. GAUBERT, JR.
                                  -------------------------------------
                                  Harold E. Gaubert, Jr.
                                  Vice President, Treasurer and Chief
                                  Financial Officer


                              By: /s/ JAMES C. WENDLER
                                  -------------------------------------
                                  James C. Wendler
                                  Vice President and Chief Accounting
                                  Officer

CHART HOUSE ENTERPRISES, INC. AND SUBSIDIARIES (THE "COMPANY")
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET AS OF APRIL 1, 1996
(IN THOUSANDS)

                                             Historical   Pro Forma Adjustments
                                             ----------   ---------------------      Pro Forma
                                              Company     Islands (a)   Other        Balances
                                             ----------   -----------  --------      ---------
Current Assets                                  8,829        (2,038)     1,603 (b)      8,394

Net Property and Equipment                    119,267       (22,685)                   96,582

Leased Property under Capital Leases            4,328          (683)                    3,645

Assets of Business Transferred Under
  Contractual Arrangements                                              27,217 (c)     27,217

Other Assets and Goodwill                      21,031        (3,907)                   17,124
                                             ----------   -----------  -------       ---------

Total Assets                                  153,455       (29,313)    28,820        152,962
                                             ==========   ===========  =======       =========

Current Liabilities                            23,156        (1,214)     1,193 (b)     23,385
                                                                           250 (d)
                                             ----------   -----------  -------       ---------

Long-Term Debt                                 44,400                                  44,400
                                             ----------   -----------  -------       ---------
Long-Term Obligations under
  Capital Leases                                5,321          (722)                    4,599
                                             ----------   -----------  -------       ---------

Deferred Income Taxes                           4,518                                   4,518
                                             ----------   -----------  -------       ---------

Amounts Due to Parent Company                               (29,224)    29,224 (e)
                                             ----------   -----------  -------       ---------

Stockholders' Equity:
  Common Stock                                     82                                      82
  Additional Paid-In Capital                   42,105                                  42,105
  Retained Earnings                            33,873         1,847     (1,847)(e)     33,873
                                             ----------   -----------  -------       ---------
    Total Stockholders' Equity                 76,060         1,847     (1,847)        76,060
                                             ----------   -----------  -------       ---------

Total Liabilities and Stockholders' Equity    153,455       (29,313)    28,820        152,962
                                             ==========   ===========  =======       =========

(a) To eliminate the assets and liabilities related to the Islands restaurants operations included in the consolidated balance sheet of the Company as of April 1, 1996.
(b) To reflect current assets and current liabilities retained by the Company or included in post-closing settlement.
(c) To reflect presentation of the consideration received from disposition ($23 million in notes receivable) plus the Company's 25% limited partnership interests.
(d)  To reflect estimated transaction costs.
(e)  To offset elimination of intercompany payable and equity amounts.

CHART HOUSE ENTERPRISES, INC. AND SUBSIDIARIES (THE "COMPANY")
UNAUDITED PRO FORMA CONDENSED INCOME STATEMENT
FOR THE THIRTEEN WEEKS ENDED APRIL 1, 1996
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                         Historical    Pro Forma Adjustments
                                         ----------   ----------------------    Pro Forma
                                          Company     Islands (a)     Other      Results
                                         ----------   -----------    -------    ---------
Revenues                                   43,246       (7,495)                   35,751
                                         ----------   -----------               ---------

Operating Expenses:
  Cost of Food and Supplies                12,552       (1,788)                   10,764
  Payroll and Related Taxes                12,432       (2,286)                   10,146
  Other Operating Expenses                 10,696       (2,264)                    8,432
  Depreciation and Amortization             2,705         (542)                    2,163
                                         ----------   -----------               ---------
                                           38,385       (6,880)                   31,505
                                         ----------   -----------               ---------

Income From Restaurant Operations           4,861         (615)                    4,246
Selling, General and Administrative
  Expenses                                  4,593         (244)          (53)(b)   4,296
Interest Expense, Net                       1,142                                  1,142
Interest Income                                                         (517)(c)    (517)
                                         ----------   -----------    -------    ---------

Income (Loss) Before Income Taxes            (874)        (371)          570        (675)
Provision (Benefit) For Income Taxes         (244)        (101)          160 (d)    (185)
                                         ----------   -----------    -------    ---------

Net Income (Loss)                            (630)        (270)          410        (490)
                                         ==========   ===========    =======    =========

Net Income (Loss) Per Common Share          (0.08)                                 (0.06)
                                         ==========                             =========

Weighted Average Shares Outstanding         8,264                                  8,264
                                         ==========                             =========

(a) To eliminate the profit and loss of the Islands restaurants operations for the period.
(b) To reflect administrative costs incurred on behalf of the Islands restaurants operations that would have been eliminated as a result of the disposition.
(c)  To reflect interest income earned on the notes receivable.
(d) To adjust the provision for income taxes based on the tax effects of adjustments (b) and (c).

CHART HOUSE ENTERPRISES, INC. AND SUBSIDIARIES (THE "COMPANY")
UNAUDITED PRO FORMA CONDENSED INCOME STATEMENT
FOR THE YEAR ENDED ENDED DECEMBER 31, 1995
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           Historical   Pro Forma Adjustments
                                           ----------   ---------------------     Pro Forma
                                            Company     Islands (a)    Other       Results
                                           ----------   -----------   -------     ---------
Revenues                                    179,155       (23,225)                 155,930
                                           ----------   -----------               ---------
Operating Expenses:
  Cost of Food and Supplies                  51,891        (5,543)                  46,348
  Payroll and Related Taxes                  48,583        (6,668)                  41,915
  Other Operating Expenses                   42,467        (6,987)                  35,480
  Depreciation and Amortization              10,697        (1,874)                   8,823
  Restructuring Charges                       4,853                                  4,853
                                           ----------   -----------               ---------
                                            158,491       (21,072)                 137,419
                                           ----------   -----------               ---------
Income From Restaurant Operations            20,664        (2,153)                  18,511
Selling, General and Administrative
  Expenses                                   15,286        (2,086)       (364)(b)   12,836
Interest Expense, Net                         4,811                                  4,811
Interest Income                                                        (2,053)(c)   (2,053)
Other Income - Gain on Sale of Subsidiary    (1,855)                                (1,855)
                                           ----------   -----------   -------     ---------
Income Before Income Taxes                    2,422           (67)      2,417        4,772
Provision (Benefit) For Income Taxes           (241)          (18)        749 (d)      490
                                           ----------   -----------   -------     ---------
Net Income                                    2,663           (49)      1,668        4,282
                                           ==========   ===========   =======     =========
Net Income Per Common Share                    0.32                                   0.52
                                           ==========                             =========
Weighted Average Shares Outstanding           8,277                                  8,277
                                           ==========                             =========

(a) To eliminate the profit and loss of the Islands restaurants operations for the period.
(b) To reflect administrative costs incurred on behalf of the Islands restaurants operations that would have been eliminated as a result of the disposition.
(c)  To reflect interest income earned on the notes receivable.
(d) To adjust the provision for income taxes based on the tax effects of adjustments (b) and (c).